Exhibit 10.35

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE TRANSFERRED BY SALE, GIFT, PLEDGE OR OTHERWISE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH REGISTRATION OR QUALIFI-CATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE OR, AN OPINION OF COUNSEL AND OTHER ASSURANCES SATISFACTORY TO THE CORPORATION THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                                            Dated  July 22 ,1999
                                                            --------------------

                                     WARRANT

                        To Purchase share of Common Stock

     100,000 shares at $0.30 per share exercisable until October 31, 1999 100,000 shares at $0.40 per share exercisable until July 31, 2000 100,000 shares at $0.40 per share exercisable until December 31, 2000 100,000 shares at $0.45 per share exercisable until December 31, 2001 100,000 shares at $0.45 per share exercisable until December 31, 2001 100,000 shares at $0.53 per share exercisable until December 31, 2001

     THIS IS TO CERTIFY THAT, for value received, R. DOUGLAS RICKS, or registered assigns is entitled to purchase from WELLINGTON HALL, LTD., a North Carolina corporation (the "Corporation"), at any time and from time to time prior to 5:00 p.m., Lexington, North Carolina time, on the dates stated above, at the principal office of the Corporation which is currently 425 John Ward Road, Post Office Box 1354, Lexington, North Carolina 27293 (or such other address as the Corporation shall specify by notice to all Warrant Holders), at the Exercise Price set forth above, the number of shares of

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Common Stock,  $0.001 par value (the "Common  Stock"),  of the  Corporation  set forth above, all subject to adjustment and upon the terms conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described. This Warrant and all rights granted herein shall terminate prior to the dates set forth above upon termination of the Marketing Agreement dated May 4, 1999 between the Corporation and Furniture Classics Ltd. by voluntary action of Furniture Classics Ltd., by the Corporation for Cause of failure of said parties to renew the term thereof.

     Certain terms used in this Warrant are defined in Article VI hereof.

                                   ARTICLE I
                              EXERCISE OF WARRANT

1.1  METHOD OF EXERCISE AND PAYMENT.

          (a) METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Corporation, at the principal office of the Corporation, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered, and (c) payment to the Corporation of the amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock then being purchased pursuant to one of the payment

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     methods permitted under Section 1.1(b) below.

          (b) METHOD OF PAYMENT. Payment shall be made either (1) by cash, money order, certified or bank cashier's check, (2) by wire transfer, or (3) by any combination of the foregoing at the option of the Holder.

          (c) MECHANICS. The Corporation shall, as promptly as practicable after delivery of a Subscription Notice as described above, execute and deliver or cause to be executed and delivered, in accordance with such Subscription Notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such Subscription Notice or, if such Subscription Notice shall not specify denominations, in denominations of one hundred thousand (100,000) shares each, and shall be issued in the name of the Holder or such other name or names as shall be designated in such Subscription Notice. Such certificate or certificates shall be deemed to have been issued (and this Warrant or the portion thereof specified in the Subscription Notice shall be deemed to have been exercised), and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares, as of the date the aforementioned Subscription Notice is received by the Corporation (the "Exercise Date"). If this Warrant shall have been exercised only in part, the Corporation shall, at the the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all

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     other  respects be identical  with this Warrant,  or, at the request of the
     Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder.

1.2 SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

1.3 NO FRACTIONAL SHARE TO BE ISSUED. The Corporation shall not be required to issue fractions of shares of Common Stock, upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Corporation may pay to the Holder in cash, an amount equal to such fraction of the fair market value (as determined in good faith by the Board) per share of outstanding Common Stock of the Corporation in the Business Day immediately prior to the date of such exercise.

1.4 SHARE LEGENDS. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

          THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE TRANSFERRED BY SALE, GIFT, PLEDGE OR OTHERWISE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE

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          ACT AND SUCH  REGISTRATION OR  QUALIFICATION AS MAY BE NECESSARY UNDER
          THE SECURITIES LAWS OF ANY STATE OR , AN OPINION OF COUNSEL AND OTHER ASSURANCES SATISFACTORY TO THE CORPORATION THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel selected by the Holder of such cerfificate and reasonably acceptable to the Corporation, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

1.5 RESERVATION: AUTHORIZATION. The corporation has reserved and will keep available for issuance upon exercise of the Warrant the total number of shares of Common Stock deliverable upon exercise of all Warrants from time to time outstanding.

1.6 RESULT OF EXERCISE. On the Exercise Date, the rights of the Holder of such Warrant as such Holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such exercise will be deemed to have become the Holder or Holders of record of the shares of Common Stock represented thereby.

1.7 BOOKS NOT CLOSED UNTIL EXERCISE. The Corporation will not close its books against the transfer of this Warrant or shares of Common Stock issued or issuable upon exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

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                                   ARTICLE II
                 TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

2.1 OWNERSHIP OF WARRANT. The Corporation may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until this Warrant is presented for registration of transfer as provided in this
     Article II.

2.2 TRANSFER OF WARRANT. The Corporation agrees to maintain books for the registration of transfers of the Warrant, and any transfer, in whole or in part, of this Warrant and all rights hereunder shall be registered on such books, upon surrender of this Warrant at the principal office of the Corporation together with a written assignment of this Warrant duly executed by the Holder or his, her or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon such transfer.

     Upon surrender the Corporation shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder without having a new Warrant issued. This Warrant may not be transferred in whole or in part, and the Corporation shall not be required to register any transfers unless the Corporation has received an opinion of counsel selected by the transferor and reasonably satisfactory to the Corporation that such transfer is exempt from the registration requirements of the Securities Act and the securities laws of any applicable State.

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2.3  DIVISION  OR  COMBINATION  OF  WARRANTS.  This  Warrant  may be  divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Corporation, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the Holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.2 as to any transfer which may be involved in the division or combination, the Corporation shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.4 LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Corporation will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                                   ARTICLE III
                   CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK

3.1 ADJUSTMENTS. If the outstanding shares of the Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind

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     of shares or  securities  of the  Corporation  or shares of a different par value through  reorganization,  recapitalization,  reclassification,  stock
     dividend,   stock  split,   amendment  to  the  Corporation's  Articles  of
     Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Warrant without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Warrant but with a corresponding adjustment in the price of each share or other unit of any security covered by the Warrant.

                                   ARTICLE IV
              LIQUIDATION, DISSOLUTION, DISTRIBUTIONS OR DIVIDENDS

4.1 LIQUIDATION OR DISSOLUTION. In case the Corporation at any time while this Warrant shall remain unexpired and unexercised, shall dissolve, liquidate, or wind up its affairs, the Holder shall have the right to exercise this Warrant for a period of sixty (60) days after the later of (i) such event having occurred and (ii) receipt by the Holder of a notice from the Company indicating the kind and amount of securities or assets issuable or distributable to Holders of shares of Common Stock with respect to such event, and upon exercise of this Warrant during such period, the Holder shall have the right to receive in lieu of each share of the Warrant Stock, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such dissolution, liquidation, or winding up with respect to each of the shares of the Common Stock.

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                                    ARTICLE V
                                   DEFINITIONS

     The following terms as used in this Warrant have the following respective meanings:

     "BOARD" means the Corporation's Board of Directors

     "COMMISSION" means the Securities and Exchange Commission

     "EXERCISE PRICE" means the price per share of Common Stock set forth above subject to adjustments as set forth in Article III hereof.

     "HOLDER" means the Person in whose name this Warrant is registered on the books of the Corporation maintained for such purpose.

     "PERSON" means an individual, a partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "SECURITIES ACT" means the Federal Securities Act of 1933, as amended.

     "WARRANT HOLDER" means a Holder of a Warrant.

                                   ARTICLE VI
                                  MISCELLANEOUS

6.1 NOTICES. Notices and other communications provided for herein shall be in writing and shall be given by hand delivery, overnight courier, telecopy or first class mail. In the case of the Holder, such notices and communications shall be addressed to his, her or its address as shown on the books maintained by the Corporation, unless the Holder shall notify the Corporation that notices and communication should be sent

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     to a different address (or telecopy number), in which case such notices and communications shall be sent to the address (or telecopy number) specified by the Holder. In the case of the Corporation, all notices shall be addressed to the following, subject to change by proper notice:

     Corporation:   WELLINGTON HALL, LTD
                    425 John Ward Road
                    Post Office Box 1354
                    Lexington, NC  27293

6.2 WAIVER; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or future exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Warrant Holders voting as a single class, entitling such Warrant Holders to purchase a majority of the Common Stock subject to purchase upon exercise of such Warrants at the time outstanding (exclusive of Warrants then owned by the Corporation or any Subsidiary thereof); provided, HOWEVER, that no such amendment, modification or waiver shall, without the written consent of each Holder of Warrants whose interest might be adversely affected by such amendment, modification or waiver which would, (a) change the number of shares of Common Stock subject to purchase upon exercise of this

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     Warrant, the Exercise price or provisions for payment thereof or (b) amend, modify or waive the provision of this Section or Article III or IV hereof.

          Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holders of all Warrants and Warrant Stock, upon each future Holder thereof and upon the Corporation. In the event of any such amendment, modification or waiver, the Corporation shall give prompt notice thereof to all Warrant Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

6.3 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of North Carolina, without regard to principles of conflicts of laws.

6.4 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

6.5 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration interpreting this Warrant.

6.6 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Warrant Holder to any rights as a stockholder of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal

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to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written

                                        WELLINGTON HALL LTD.,
                                        a North Carolina corporation

                                        By: /s/ Hoyt Hackney, Jr.
                                            --------------------------
                                                    Officer

ATTEST:

/s/ W.W. Woodruff
--------------------
     Secretary

 ( CORPORATE SEAL )

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                               SUBSCRIPTION NOTICE
                    (To be executed upon exercise of Warrant)

TO:  WELLINGTON HALL LTD.
     425 John Ward Road
     Post Office Box 1354
     Lexington, NC  27293

     THE UNDERSIGNED hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for , and to purchase thereunder,
_______________ shares of Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer.

     Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denomination:

              -------------------------------------------

              -------------------------------------------
              Social Security No.:
                                   ----------------------

     If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:____________

                                        -----------------------------------

                                        NOTE:   The   above   signature   should
                                        correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

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                                   ASSIGNMENT

                   (To be Executed upon assignment of Warrant)

     For value received, _____________________ hereby sells, assigns and transfers unto ______________________ the attached Warrant, together with all right, title and interest therin, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Warrant on the books of WELLINGTON HALL LTD., with full power of substitution in the premises.

Dated:__________________________

                                        __________________________________(SEAL)

                                        NOTE:   The   above   signature   should
                                        correspond exactly with the name on the face of the attached Warrant.

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